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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2002
                                                            -----------


                                 INTERCEPT, INC.
                                 ---------------
                            (Exact Name of Registrant
                          as Specified in its Charter)



Georgia                              01-14213                         58-2237359
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
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    (Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (770) 248-9600
                                                           --------------



                                       N/A
                               -------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1     Press Release dated May 6, 2002.
99.2     Transcript of May 6, 2002 telephone conference call.

Item 9.     Regulation FD Disclosure.

         On May 6, 2002, InterCept, Inc. (Nasdaq: ICPT) issued a press release regarding its earnings for the three months ended March 31, 2002 and participated in a telephone conference call relating to its earnings release. The full text of the press release is set forth in Exhibit 99.1 hereto and the transcript of the conference call is attached as Exhibit 99.2 hereto. These exhibits are not filed but are furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERCEPT, INC.



                                      By:   /s/ Scott R. Meyerhoff
                                            --------------------------------
                                            Scott R. Meyerhoff
                                            Chief Financial Officer

Dated:  May 13, 2002

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                                  EXHIBIT INDEX

Exhibit
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99.1     Press Release dated May 6, 2002

99.2     Transcript of May 6, 2002 telephone conference call.


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